EXHIBIT 10.264

                                OPTION AGREEMENT
                                     BETWEEN
              INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LTD.,
                         AS TRUSTEE FOR ROYALTY PHARMA,
                          ROYALTY PHARMA FINANCE TRUST
                                       AND
                       LIGAND PHARMACEUTICALS INCORPORATED

     THIS OPTION AGREEMENT (this "AGREEMENT") is made and entered into on this 1st day of October, 2003, among Ligand Pharmaceuticals Incorporated ("SELLER"), Royalty Pharma Finance Trust, a Delaware Statutory Trust ("BUYER"), and Investors Trust & Custodial Services (Ireland) Ltd., in its capacity as Trustee of Royalty Pharma, a unit trust organized under the laws of the Republic of Ireland ("ROYALTY PHARMA").

     Whereas, Seller and Buyer (as the assignee of Pharmaceutical Royalties International (Cayman) Ltd.) are parties to that certain Purchase Agreement dated as of March 6, 2002, as amended (the "PURCHASE AGREEMENT"), pursuant to which Seller agreed, subject to the terms thereof, to sell, transfer, assign and deliver to Buyer the right to receive from Seller the Applicable Percentage of the AHP Net Sales and the Applicable Percentage of the Pfizer Net Sales;

     Whereas, pursuant to the Purchase Agreement, Buyer had the option to acquire an Additional Percentage of both AHP Net Sales and Pfizer Net Sales if Buyer gave notice in respect of and exercised such option by September 30, 2003 (the "SEPTEMBER 2003 OPTION");

     Whereas, Buyer did not exercise the September 2003 Option and therefore the September 2003 Option expired unexercised;

     Whereas, Seller desires to sell to Royalty Pharma the October 2003 Option (as defined below) and Royalty Pharma desires to acquire the October 2003 Option;

     Whereas, on the date hereof Seller has amended the Purchase Agreement so as to amend the remaining options available to Buyer as set forth in the Purchase Agreement; and

     Whereas, Buyer desires that Royalty Pharma acquire the October 2003 Option from Seller provided that Buyer has the right to acquire such option from Royalty Pharma in the future;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto hereby agree as follows:

     1. Seller hereby grants to Royalty Pharma the following option (the "OCTOBER 2003 OPTION") to acquire rights to receive the following percentage of both AHP Net


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Sales and Pfizer Net Sales on the same terms as described in Section 2.01(a) of the Purchase Agreement (other than the last sentence thereof). Payment of the Option Exercise Price specified below represents payment for the percentage of both the AHP Net Sales and the Pfizer Net Sales.

--------------- --------------- ----------------------- ------------------------
  NOTICE DATE    EXERCISE DATE   OPTION EXERCISE PRICE   PERCENTAGE OF BOTH AHP
                                                        NET SALES AND PFIZER NET
                                                                  SALES
--------------- --------------- ----------------------- ------------------------
October 1, 2003 October 1, 2003       $12,500,000                 0.700%
--------------- --------------- ----------------------- ------------------------

     2. Royalty Pharma hereby exercises the October 2003 Option.

     3. Payment of the Exercise Price for the October 2003 Option shall be as follows: no later than October 31, 2003, Royalty Pharma shall pay or shall cause to be paid to Seller the Option Exercise Price of $12,500,000 in U.S. dollars by wire transfer to an account in the United States designated by Seller in writing.

     4. Within ten Business Days after the first commercial sale of: (a) any lasofoxifene product in the U.S., Royalty Pharma shall pay to Seller an additional ***; (b) any Product (as defined in the AHP Agreement) containing bazedoxifene in the U.S. (but not including any such Product described in subsection (c) of this paragraph), Royalty Pharma shall pay to Seller an additional ***; and (c) any Product (as defined in the AHP Agreement) containing both bazedoxifene and Premarin in the U.S., Royalty Pharma shall pay to Seller an additional ***; provided, however, that no additional payment described in any of subsections (a)-(c) of this paragraph shall be due and payable to the extent that the product or Product, as applicable, described in such subsection is not approved for commercial sale in the U.S. by the U.S. Food and Drug Administration (the "FDA") on or prior to October 1, 2005.

     5. (a) The rights granted to Royalty Pharma upon the exercise of the October 2003 Option shall expire in accordance with the provisions of Section
2.03 of the Purchase Agreement.

        (b) Each of the following provisions contained in the Agreement shall be incorporated herein by reference, with each reference to Buyer in such provisions deemed to be amended to be a reference to Royalty Pharma: 2.04 and
2.05 (except that the phrase "except to the extent of the security interest granted by Seller to Buyer pursuant to Section 2.01(a)" shall be deemed to be stricken from the first sentence thereof).

     6. Royalty Pharma hereby grants to Buyer the right to acquire from Royalty Pharma, exercisable by notice to Royalty Pharma no later than December 31, 2003, the right to receive from Seller the percentage of AHP Net Sales and Pfizer Net Sales acquired pursuant to the October 2003 Option if Buyer either (i) pays the Option Exercise Price to Seller no later than the date due or (ii) reimburses Royalty Pharma for payment


***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                      -2-

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of the Option Exercise Price. Royalty Pharma agrees that Buyer has no obligation to exercise such right.

     7. REPRESENTATIONS AND WARRANTIES. Seller hereby makes to Royalty Pharma the representations and warranties made to Buyer in Sections 3.01, 3.02, 3.03 and 3.04 of the Purchase Agreement with respect to this Agreement to the same extent made in the Purchase Agreement with respect to such Purchase Agreement; Royalty Pharma, with respect to itself, hereby makes to Seller the same representations and warranties made by Buyer to Seller in Sections 4.01, 4.02,
4.03 and 4.04 of the Purchase Agreement with respect to this Agreement as Buyer made in the Purchase Agreement with respect to the Purchase Agreement.

     8. COVENANTS. Seller covenants to and agrees with Royalty Pharma to the same extent as Seller covenanted to and agreed with Buyer as set forth in Sections 5.01, 5.04, 5.05, 5.06, 5.07 and 5.08 of the Purchase Agreement, provided that each reference in any of such Sections to "Section 2.01" or the Purchase Agreement shall be deemed to be a reference to this Agreement.

     9. INDEMNIFICATION. Seller agrees to indemnify Royalty Pharma to the same extent as Seller has agreed to indemnify Buyer as set forth in Article VI of the Purchase Agreement, and Royalty Pharma agrees to indemnify Seller to the same extent as Buyer has agreed to indemnify Seller as set forth in Article VI of the Purchase Agreement (provided that (a) any reference in such Article VI to "Article IV", "Section 2.02(b)" or the Purchase Agreement shall be deemed to be a reference to this Agreement, (b) the reference to the "Exercise Date" in subsection (iii) of Section 6.01(b) shall be deemed to be a reference to October 31, 2003 and (iii) the proviso at the end of Section 6.01(b) shall be deemed to be stricken from such Section).

     10. DEFINITIONS. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

     11. GOVERNING LAW. This Agreement shall be governed construed in accordance with and governed by the law of the State of New York.

     12. ENTIRE AGREEMENT. This Agreement, together with any provisions referenced and/or incorporated by reference herein, constitutes the full and entire understanding between the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Without limiting the generality of the foregoing, nothing herein shall prohibit Royalty Pharma from assigning all or any of its rights or obligations hereunder to Buyer.

     13. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become

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effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

     14. CAPTIONS. The titles and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

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     IN WITNESS WHEREOF, the parties hereof have caused this Option Agreement to be duly executed and delivered as a deed by their respective authorized officers of the day and year first written above.

SELLER
------
LIGAND PHARMACEUTICALS INCORPORATED

By:      /S/ WARNER BROADDUS
         -----------------------------------

Name:    WARNER BROADDUS
         -----------------------------------

Title:   VP & GENERAL COUNSEL
         -----------------------------------



ROYALTY PHARMA
--------------
INVESTORS TRUST & CUSTODIAL SERVICES (IRELAND) LTD.,
AS TRUSTEE FOR ROYALTY PHARMA

By:      /S/ FRAN CORBETT
         -----------------------------------

Name:    FRAN CORBETT
         -----------------------------------

Title:   DIRECTOR
         -----------------------------------



BUYER
-----
ROYALTY PHARMA FINANCE TRUST

By:      RP Management LLC, as Administrator

/S/ PABLO LEGORRETA
-----------------------------------
Pablo Legorreta, Member
Signing only with respect to Section 6